SUPPLEMENT DATED NOVEMBER 16, 2010
TO

PROSPECTUS DATED MAY 1, 2009
FOR FUTURITY III

PROSPECTUS DATED MAY 1, 2008
FOR FUTURITY II

AND PROSPECTUSES DATED MAY 1, 2006
FOR FUTURITY FOCUS II, FUTURITY SELECT FOUR, FUTURITY ACCOLADE,
FUTURITY SELECT FOUR PLUS, FUTURITY SELECT INCENTIVE,
FUTURITY SELECT FREEDOM, AND FUTURITY SELECT SEVEN

ISSUED BY SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F

This supplement contains information about the Invesco V.I. Dynamics Fund (formerly AIM V.I. Dynamics Fund) that is available under your Contract.

The Board of Trustees of the AIM Variable Insurance Fund (Invesco Variable Insurance Fund) unanimously approved a proposal to reorganize the Invesco V.I. Dynamics Fund with and into the Invesco V.I. Capital Development Fund.

The reorganization is subject to certain conditions, including approval by shareholders of the Invesco V.I. Dynamics Fund. A combined proxy statement/prospectus will be sent to shareholders of the Invesco V.I. Dynamics Fund to seek their approval of the reorganization. It is currently anticipated that a shareholder meeting regarding the reorganization will be held in or around April, 2011.

If shareholders approve the proposal relating to the reorganization, shortly after shareholder approval, all of the assets of the Invesco V.I. Dynamics Fund will be transferred to the Invesco V.I. Capital Development Fund and shareholders of the Invesco V.I. Dynamics Fund will receive shares of the Invesco V.I. Capital Development Fund in exchange for their shares.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

Futurity Products US (Dynamics Fund) 11/2010